INVENTORIES	12 Months Ended
Mar. 31, 2026
Inventory Disclosure [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

	As of March 31,
	2025	2026
	RMB	RMB
Raw materials	10,474	9,622
Work in progress	2,941	1,137
Finished goods	13,712	9,810
Total inventory, gross	27,127	20,569
Inventory reserve	(20,776)	(16,737)
Total inventory, net	6,351	3,832

The movement of inventory reserve was as follows:

	Year ended March 31,
	2025	2026
	RMB	RMB
Balance at beginning of year	10,920	20,776
Additional/(reversal) charge	9,841	(3,999)
Foreign currency translation difference	15	(40)
Balance at the end of year	20,776	16,737

The Company evaluates inventories at each reporting date and records write-downs where the estimated net realizable value is lower than cost. In assessing net realizable value, management considers inventory ageing, expected future demand, historical usage and current market conditions. Inventories identified as slow-moving or not expected to be realized are written down to their estimated net realizable value.

During the year ended March 31, 2026, the Company recorded a reversal of inventory write-downs of RMB4.0 million, primarily due to the sale or utilization of inventories that had previously been written down, together with updated assessments of net realizable value based on current market conditions and expected recoverability. The Company did not change its inventory valuation methodology during the year.